SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K
                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (Date of earliest event reported): February 29, 2000



                         THE PANDA PROJECT, INC.
        (Exact name of registrant as specified in its charter)



FLORIDA                        0-24030            65-0323354
(State of other juris-     (Commission          (IRS Employer
diction of incorporation)   File Number)        Identification
                                                   Number)

951 Broken Sound Parkway
Boca Raton, Florida                             33487
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    (561) 994-2300



             ---------------------------------------------
     (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets
          -----------------------------------

The Company has completed the sale of the intellectual property portfolio and certain fixed assets as described in the Company's proxy statement dated January 28, 2000. The Company has substantially closed the transaction subject to the delivery of the Shareholder's agreement and the Helix loan restructuring agreement.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PANDA PROJECT, INC.


                                   By:  /s/ Melissa F. Crane
                                       -----------------------
                                        Melissa F. Crane
                                        Acting Chief Financial
                                        Officer

Dated: February 29, 2000